UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 21, 2016
Date of Report (date of earliest event reported)

Copart, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-23255	94-2867490
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT
Section 1 — Registrant's Business & Operations
Item 1.01 Entry Into Material Definitive Agreements.

(a)	Second Amendment to Credit Agreement
On July 21, 2016, Copart, Inc. (“Copart”) entered into a Second Amendment to Credit Agreement (the “Second Amendment to Credit Agreement”) by and among Copart, certain subsidiaries of Copart party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent (as successor in interest to Wells Fargo Bank, National Association). The Second Amendment to Credit Agreement amends certain terms of the Credit Agreement, dated as of December 3, 2014, by and among Copart, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent (as amended by the First Amendment to Credit Agreement, dated as of March 15, 2016, among Copart, certain subsidiaries thereof party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent, the “Credit Agreement”).
The Second Amendment to Credit Agreement provides for, among other things, (a) an increase in the secured revolving credit commitments by $500.0 million, bringing the aggregate principal amount of the revolving credit commitments under the Credit Agreement to $850.0 million, (b) the repayment of existing term loans outstanding under the Credit Agreement, (c) an extension of the termination date of the revolving credit facility under the Credit Agreement from March 15, 2021 to July 21, 2021 and (d) increased covenant flexibility, including, among other things, (i) an increase in Copart’s total maximum net leverage ratio from 3.5x to 3.75x and (ii) an increase in the total net leverage ratio limit on Copart’s ability to incur additional senior pari passu debt from 2.5x to 3.25x.
Concurrent with the closing of the Second Amendment to Credit Agreement, Copart prepaid in full the outstanding $242.5 million principal amount of existing term loans under the Credit Agreement with approximately $5 million in cash on hand and the balance with loan proceeds from a drawing under the secured revolving credit commitments under the Credit Agreement. The Second Amendment to Credit Agreement reduced the pricing levels under the Credit Agreement to a range of 0.125% to 0.20% in the case of the commitment fee, 1.00% to 1.75% in the case of the applicable margin for LIBOR loans, and 0.00% to 0.75% in the case of the applicable margin for base rate loans, in each case depending on Copart’s consolidated total net leverage ratio.
The principal purpose of these financing transactions was to increase the size and operational availability under Copart’s revolving facility. Copart intends to use the proceeds of the financing, in addition to remaining availability under the secured revolving loan facility, for general corporate purposes, including working capital and capital expenditures as well as potential share repurchases, acquisitions, or other investments relating to Copart’s expansion strategies in domestic and international markets.
(b)First Amendment to Note Purchase Agreement
On July 21, 2016, Copart entered into Amendment No. 1 to Note Purchase Agreement (the “First Amendment to Note Purchase Agreement”) by and among Copart, certain subsidiaries of Copart party thereto, and the Purchasers (as defined therein) party thereto. The First Amendment to Note Purchase Agreement amends certain terms of that certain Note Purchase Agreement, dated as of December 3, 2014 (the “Note Purchase Agreement”), by and among Copart and the Purchasers (as defined therein) party thereto.
The First Amendment to Note Purchase Agreement provides for increased flexibility substantially consistent with the changes included in the Second Amendment to Credit Agreement , including, among other things, (i) an increase in Copart’s total net leverage ratio from 3.5x to 3.75x and (ii) an increase in the total net leverage ratio limit on Copart’s ability to incur additional pari passu senior debt from 2.5x to 3.25x.

Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of July 21, 2016, by and among Copart, Inc., the subsidiaries of Copart, Inc. party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent.

10.2	First Amendment to Note Purchase Agreement, dated as of July 21, 2016, by and among Copart, Inc., the subsidiaries of Copart, Inc. party thereto and the purchasers party thereto.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the use of proceeds of today’s financing. Forward-looking statements involve substantial risks and uncertainties that may cause actual events or results to differ materially from currently anticipated events or results such as Copart’s ability to generate sufficient cash flow to timely service its indebtedness; Copart’s ability to adhere to the negative covenants and restrictions contained in the financing documents; working capital requirements; and the timing and size of any future acquisitions or share repurchases, if any.  In addition, Copart’s business is subject to numerous risks and uncertainties, including, among others, risks relating to vehicle supplier and customer acquisition and maintenance; risks associated with international operations; and risks associated with online operations, including cyber-attacks and credit card fraud.  Information on these and additional risks, uncertainties, and other information affecting our business and operating results are contained in Copart’s filings with the Securities and Exchange Commission, including risks and uncertainties identified in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2016. You should review these risk factors carefully. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Copart does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     July 27, 2016                 Copart, Inc.

By:	/s/ Paul A. Styer
Paul A. Styer
Senior Vice President, General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Second Amendment to Credit Agreement, dated as of July 21, 2016, by and among Copart, Inc., the subsidiaries of Copart, Inc. party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent.

10.2	First Amendment to Note Purchase Agreement, dated as of July 21, 2016, by and among Copart, Inc., the subsidiaries of Copart, Inc. party thereto and the purchasers party thereto.